F&M Bank Corp.

FINANCIAL DATA AS OF JUNE 30, 2020

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2019 and its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

F&M AT A GLANCE

Headquartered in the Shenandoah Valley

- FMBM's operating market falls within the central part of the Shenandoah Valley
- 3-county franchise: Rockingham, Shenandoah, and Augusta, and the independent cities of Harrisonburg, Staunton and Waynesboro
- Strategically located along the I-81 corridor
- 11 branches, a loan production office and F&M Mortgage operating under the Company's banking subsidiary – F&M Bank

Financial Summary

In $000s except for per share data	12/31/17	12/31/18	12/31/19	2Q20
Balance Sheet				
Total Assets	$752,894	$779,743	$813,999	$981,602
Total Loan HFI	$616,974	$638,799	$603,425	$651,496
Total Deposits	$569,177	$591,325	$641,709	$766,652
Capital				
Total Equity	$91,027	$91,401	$91,575	$92,058
Tangible Common Equity	$83,219	$85,964	$86,456	$81,258
TCE Ratio (%)	11.10%	11.07%	10.66%	8.30%
Leverage Ratio (%)	12.07%	11.79%	10.89%	10.09%
Total RBC Ratio (%)	15.41%	14.44%	14.55%	14.04%
Profitability				
Net Income	8,762	8,823	4,509	3,816
Return on Average Assets	1.17%	1.15%	0.57%	0.85%
Return on Average Equity	9.89%	9.67%	4.93%	8.34%
Net Interest Margin	4.48%	4.65%	4.33%	3.75%
Efficiency Ratio	64.3%	66.0%	69.0%	67.8%
Earnings per Share	2.68	2.60	1.32	1.11
Yield & Costs				
Cost of Funds (%)	0.68%	0.76%	0.99%	0.81%
Cost of Deposits (%)	0.49%	0.60%	0.85%	1.04%

F&M Target Market



F&M Branch Footprint


FMBM Branch Locations
VBS Mortgage Locations
Loan Production Office
Valley Southern Title
Harrisonburg
Staunton
Waynesboro
Charlottesville
Winchester
Washington
Alexandria
Arlington
Fredericksburg



RECENT SUCCESSES POSITION THE BANK FOR PROFITABLE GROWTH

F&M Bank Corp.

Recent Successes

- Significant Reduction in NPAs
- Increased ALLL Coverage
- Enhanced approach to credit underwriting
- Significant Growth in low cost core deposits
- Overhead Reduction Initiatives in Place
- Agriculture & Dealer Loan Growth
- Raised $12 million in Sub Debt
- Transformed executive team

Next Areas of Focus

- Grow Commercial Relationships (New CLO & Lending Leadership in Place 3Q)
- Leverage and integrate new technology to serve commercial relationships
- Continued efforts to reduce overhead

EXECUTIVE MANAGEMENT TEAM

F&M Bank Corp

Mark Hanna, President & CEO, F&M Bank
CEO since July 2018, President since December 2017, with 30+ years in banking industry

Barton Black, EVP/Chief Operating Officer
COO since June 2020, joined F&M as CSRO in March 2019, with 29 years in banking industry

Carrie Comer, EVP/Chief Financial Officer
CFO since 2013, with 18+ years in banking industry and 5 years in public accounting

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail Officer for 4 years with over 36 years in the banking industry

Paul E. Eberly, EVP/Chief Credit Officer
CCO since September 2020, 1 ½ years with F&M Bank and over 13 years in credit and lending roles at Farm Credit

Garth Knight, EVP/Chief Lending Officer
Joined F&M Bank as CLO in June 2020 with over 16 years experience in the banking industry

Kevin Russell, EVP/President of Mortgage, Title, Investments
President of F&M Mortgage since acquisition by bank in 2008, 20+ years in the mortgage and banking industry

A COMMUNITY FOCUSED INSTITUTION

"COMMUNITY BANKING AT ITS FINEST"

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 110 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board of Directors and Advisory Boards comprised of prominent business members within the local economy.
- Support community activities through participation in area fairs and other events that support small business, non-profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Charitable contributions and event sponsorships including over $100,000 to small business relief efforts in 2020.


F&M Bank

MARKET OVERVIEW – SHENANDOAH VALLEY

Rural area with a diverse economy based on manufacturing, agriculture and education

- Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
- Top employers include James Madison University, Wal-Mart Distribution, LSC Communication, Merck & Co., MillerCoors Shenandoah, Cargill, McKee Foods, Hershey Chocolate and two regional hospitals
- Total of 10 colleges along the I-81 corridor within the region
- Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields



MARKET DEMOGRAPHICS

F&M Bank Corp

Shenandoah Valley – Market Drivers

- James Madison University has a significant impact on the local economy with approximately 22,000 students and over 4,000 jobs attributable to its presence
- Valley Health System, one of the country's leading medical systems, is the Valley's largest employer, bringing in over 5,400 jobs
- The Virginia Employment Commission ranked the Harrisonburg MSA number one in the state for job growth in the fourth quarter of 2016



Source: http://virginialmi.com/report_center/community_profiles/5115000444.pdf,
Source: https://www.harrisonburgva.gov/awards

Shenandoah Valley Region

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, Warren Counties in Virginia
- The US Census Bureau estimates the population to be over 400,000 by 2020

Top Employers in the Valley

James Madison University
ValleyHealth Healthier, together.
SENTARA
Cargill
MERCK
MASSANUTTEN

Market Accolades

#9 Fastest Growing City in Virginia (2019)	#35 Best Small Places for Business – Forbes (2018)
#1 Most Popular Mid-Size City to Relocate (2018)	Top 25 Places to Retire - Forbes (2017)
#4 Virginia MSA for Economic Growth (2017)	#1 Innovation Award (2016)

RECENT COMPANY TIMELINE

Commentary

Creating shareholder value through disciplined growth:

- EPS has remained strong. 2019 EPS reflects impact of resolving NPAs and increasing ALLL coverage
- Dividends to shareholders continue to increase with approximately 5% annualized return in last few quarters.
- TBVPS continues to increase


Earnings per Share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.68
$2.60
$1.32
$1.15
2017
2018
2019
2Q20


Dividends per Share
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
($0.10)
$0.94
$1.20
$1.02
$0.52
2017
2018
2019
2Q20


Tangible Book Value per Share
$30.00
$25.00
$20.00
$15.00
$25.85
$26.69
$26.95
$27.51
2017
2018
2019
2Q20

EARNINGS HIGHLIGHTS

Dollars in Thousands (000's)	2017	2018	2019	2Q2020
Net Income	$8,762	$8,823	$4,509	$3,816
Return on average assets	1.17%	1.15%	0.57%	0.85%
Return on average equity	9.89%	9.67%	4.93%	8.34%
Net Interest Margin	4.48%	4.65%	4.33%	3.75%
Efficiency Ratio	64.3%	66.0%	69.0%	67.8%
Earnings per Share	$2.68	$2.60	$1.32	$1.11

KEY RATIOS

F&M Bank Corp


Return on Average Assets
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.17
1.15
0.57
0.85
2017
2018
2019
2Q20


Return on Average TCE
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.89
9.67
4.93
8.34
2017
2018
2019
2Q20


Net Interest Margin
5.1
4.6
4.1
3.6
3.1
2.6
4.53
4.65
4.33
3.75
DEC 2017
DEC 2018
DEC 2019
2Q20


Efficiency Ratio
70.0
68.0
66.0
64.0
62.0
60.0
58.0
56.0
54.0
52.0
50.0
64.3
66.0
69.0
67.8
2017
2018
2019
2Q20

Peer statistics from the June 30, 2019 Uniform Bank Performance Report, Peer Group 3.

BALANCE SHEET HIGHLIGHTS

F&M Bank Corp

Dollars in Thousands ($000's)	2017	2018	2019	2020Q2
Total Assets	$752,894	$779,743	$813,999	$981,602
Total Gross Loans Held for Investment	$616,974	$638,799	$603,425	$661,495
Total Gross Loans Held for Sale	$39,775	$55,910	$66,798	$90,403
Total Deposits	$569,177	$591,325	$641,709	$766,652
Loans Held for Investment/Deposits	108.4%	108.0%	94.0%	85.0%
Loans Held for Investment/Deposits (excluding Dealer Portfolio)	94.9%	91.4%	81.7%	73.8%
Total Equity	$91,027	$91,401	$91,575	$92,302
Total Equity/Assets	12.09%	11.72%	11.25%	9.40%

ASSET QUALITY HIGHLIGHTS

F&M Bank Corp

Dollars in Thousands ($000's)	2017	2018	2019	2020Q2
NPA/Assets	1.21%	1.62%	0.89%	0.57%
NCOs/Avg Loans Held for Investment	0.25%	0.58%	0.71%	0.20%
Reserves/Loans Held for Investment	0.98%	0.82%	1.39%	1.52%
Reserves/NPLs	85.1%	51.3%	146.45%	224.70%
NPL/Assets	0.94%	1.31%	0.70%	0.45%

NON-PERFORMING ASSETS
AS A % OF TOTAL ASSETS



2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
1.30
1.34
2.21
2.23
1.62
1.64
1.69
1.19
0.57
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20

ALLOWANCE FOR LOAN LOSS

AS A % OF TOTAL LOANS (includes PPP loans)


1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.97
1.02
1.11
1.12
0.81
0.76
0.94
1.40
1.38
1.61
1.52
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20

LOAN COMPOSITION

Commentary

- $60.0 million in PPP loans generating $2.3 million in Fees
- Total real estate exposure is 72%; but only 11% construction and development
- Owner-occupied CRE and C&I loans represent 24% of total loans
- Renewed focus on Agriculture (4 of top 5 Virginia Agriculture counties in our footprint)

Loan held for Investment Mix: $661.5 million at 6/30/20



C&D, 11%
Agriculture, 6%
HELOC, 8%
1-4 Family, 26%
Multifamily, 1%
Owner-Occupied CRE, 11%
Non-Owner Occ. CRE, 9%
PPP, 9%
C&I, 5%
Consumer & other, 15%

DEALER FINANCE DIVISION


DEALER STATISTICS
6,940,000
5,940,000
4,940,000
3,940,000
2,940,000
1,940,000
940,000
(60,000)
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2017
2018
2019
2Q20*
Gross Income
Loan Balance (Right Axis)

- Income annualized.
  $29.8 million of dealer loans sold in 4Q 2019

DEALER LOAN QUALITY CONTINUES TO OUTPERFORM PEERS

F&M Bank Corp

INDIRECT/DEALER DELINQUENCY RATIOS
(Experian)

	National Average		State Average		F&M Bank Dealer Division	
	30 Day	60 Day	30 Day	60 Day	30 Day	60 Day
Q3 2019	2.25%	.75%	2.07%	.67%	1.65%	.59%
Q4 2019	2.31%	.78%	2.13%	.68%	3.14%	.76%
Q1 2020	1.89%	.65%	1.72%	.59%	1.67%	.25%
Q2 2020	TBA	TBA	TBA	TBA	1.12%	.20%

DEPOSIT COMPOSITION

F&M Bank Corp.

Commentary

- **Low cost transaction accounts continue to grow**
- **Non Interest-Bearing deposits have increased 39% since 2017.**
- **The Deposit mix is desirable, with a deposit cost of 104 basis points at 6/30/20.**

Deposit Composition

Total Deposits $766,652 at 6/30/20


CDs, 17%
Noninterest bearing demand, 29%
Money market & Savings, 39%
Interest bearing demand, 15%

TOTAL DEPOSITS
(in Millions)


800
750
700
650
600
550
500
$574
$574
$573
$594
$597
$607
$616
$628
$650
$679
$767
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20

COVID-19 LOAN MODIFICATIONS

F&M Bank Corp

Loan Payment Deferrals

Loan Type	Deferral Balance 05/31/20 ($millions)	# Loans	Deferral Balance 09/15/20 ($millions)	# Loans
Dealer Finance	$7.9	534	$1.3	94
Consumer	$0.5	52	$0.1	6
Commercial Non-RE	$1.4	27	$0.7	7
Commercial RE	$52.8	58	$22.2	12
Consumer 1-4 Family	$11.4	62	$1.4	9
Total	$74.0		$25.6	

ENHANCED MONITORING

F&M Bank Corp.

Sector	Portfolio Balance ($ millions)		% of Loans	LTV %
Hotels	**$**	**14.6**	**2.2%**	**40.1%**
Flagged		10.3		
Non-Flagged		4.4		
Food Service	**$**	**8.7**	**1.3%**	**33.1%**
Brewery/Winery		3.5		
Restaurant - Full Service		3.5		
Restaurant - Fast Food		1.5		
Catering		0.2		
Recreation	**$**	**15.3**	**2.3%**	**27.2%**
Sports Complex		6.6		
Campground		4.0		
Golf Course		1.3		
Wedding Venue		0.6		
Fairgrounds		0.4		
Other		2.3		
Assisted Living	**$**	**10.9**	**1.6%**	**64.9%**
Retail/CRE	**$**	**29.6**	**4.5%**	**55.8%**
Owner Occupied		7.0		
Non Owner Occupied		22.6		
Other		1.0		

BOARD OF DIRECTORS

Mike W. Pugh	• Chair of the Board • President of Old Dominion Realty, Inc. & licensed appraiser
Larry A. Caplinger	• Retired FMBM EVP/CLO - 45+ year history with the Bank
John N. Crist	• Attorney – real estate
Daniel J. Harshman	• Mayor of the Town of Edinburg
Christopher S. Runion	• President of Eddie Edwards Signs and Principal of Heifer Investments
Dean W. Withers	• Vice Chairman of the Board Retired FMBM CEO – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates
Peter Wray	• Principal Broker at Triangle Realtors
Mark C. Hanna	• CEO/President of FMBM – 28+ year banking career
Anne Keeler	• Vice President for Finance and Treasuer of Bridgwater College

F&M Bank Corp.